Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
July 31, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.51%
      July, 1998  6.01%
      June, 1998  5.12%
      May, 1998  5.41%



Cash Yield                                              19.64%


Investor Charge Offs                                    5.21%


Base Rate                                               8.42%


Over 35 Day Delinquency                                 5.30%


Seller's Interest                                       29.88%


Total Payment Rate                                      11.51%


Total Principal Balance                                $4,551,722,416.34


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,360,055,749.67